                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 28, 2000


                         Peerless Systems Corporation
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                   000-21287                 95-3732595
----------------------       -------------------      -----------------------

    (State or other             (Commission              (I.R.S. Employer
    jurisdiction of             File Number)             Identification No.)
     incorporation)

2381 Rosecrans Avenue
El Segundo, California                                          90245
------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (310) 536-0908

                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report

Item 5. Other Events.

     Effective July 28, 2000, as part of a planned transition, Carolyn M. Maduza resigned her position as Senior Vice President, Finance and Administration, and Chief Financial Officer of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PEERLESS SYSTEMS CORPORATION


Date: July 28, 2000               By:     /s/ Howard Nellor
                                       ---------------------------------------
                                       Howard Nellor
                                       President and Chief Executive Officer